SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

             Date of report (Date of earliest event reported):
                    January 12, 2004 (January 12, 2004)

                        Trinity Learning Corporation
                       -----------------------------
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
                                  -------
               (State of Other Jurisdiction of Incorporation)


     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)


     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)




       (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits

     99.1 Letter to Shareholders dated January 12, 2004



ITEM 9.   REGULATION FD DISCLOSURE

     On January 12, 2004, Douglas D. Cole, Chief Executive Officer of Trinity Learning Corporation (the "Company") issued a letter to shareholders. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRINITY COMPANIES, INC.


Date: January 12, 2004        By: /s/  Douglas Cole
                              -----------------------------------------
                              Douglas Cole, Chief Executive Officer